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                                                                    Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements File No. 33-53321, No. 33-53323, No. 33-60997 and No. 333-34569.


                                                 ARTHUR ANDERSEN LLP


Charlotte, North Carolina,
March 28, 2002.